                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                              (Unaudited)

                                                        (Dollars in thousands)

CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
September 30, 2006

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                   Consolidated Financial Statements

                                                          September 30, 2006

                                                               CONTENTS

Consolidated Balance Sheets at September 30, 2006 (Unaudited) and December 31, 2005..................    1
Consolidated Statements of Income for the Three Months and Nine Months Ended September 30, 2006
   and 2005 (Unaudited)..............................................................................    2
Consolidated Statements of Cash Flows for the Nine  Months Ended September 30, 2006
   and 2005 (Unaudited)..............................................................................    3
Notes to Consolidated Financial Statements (Unaudited)...............................................    4

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                      Consolidated Balance Sheets

                                           (Dollars in thousands, except per share amounts)

                                                                          SEPTEMBER 30       DECEMBER 31
                                                                              2006              2005
                                                                       --------------------------------------
                                                                          (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,549,754 in 2006 and $3,277,291 in 2005)          $ 3,549,746       $ 3,258,738
Variable interest entity fixed maturity securities, held to maturity
   at amortized cost                                                           750,000                 -
Short-term investments                                                         159,890           159,334
                                                                       --------------------------------------
Total investments                                                            4,459,636         3,418,072

Cash and cash equivalents                                                       55,507            45,077
Accrued investment income                                                       49,504            42,576
Reinsurance recoverable on losses                                                2,126             3,271
Prepaid reinsurance premiums                                                   143,629           110,636
Deferred policy acquisition costs                                               86,990            63,330
Receivable from related parties                                                  2,546             9,539
Property and equipment, net of accumulated depreciation of $1,760 in
   2006 and  $885 in 2005                                                        2,706             3,092
Prepaid expenses and other assets                                               16,176            10,354
Federal income tax receivable                                                        -             2,158
                                                                       --------------------------------------
Total assets                                                               $ 4,818,820       $ 3,708,105
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                                      $ 1,323,856       $ 1,201,163
    Losses and loss adjustment expenses                                         47,700            54,812
    Ceded reinsurance balances payable                                           8,382             1,615
    Accounts payable and accrued expenses and other liabilities                 35,118            36,359
    Capital lease obligations                                                    3,661             4,262
    Variable interest entity floating rate notes                               750,000                 -
    Accrued investment income - variable interest entity                         1,113                 -
    Federal income taxes payable                                                18,593                 -
    Deferred income taxes                                                       61,693            42,463
                                                                       --------------------------------------
Total liabilities                                                            2,250,116         1,340,674
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,900,031         1,894,983
   Accumulated other comprehensive loss, net of tax                              3,144           (13,597)
   Retained earnings                                                           650,529           471,045
                                                                       --------------------------------------
Total stockholder's equity                                                   2,568,704        $2,367,431
                                                                       --------------------------------------
Total liabilities and stockholder's equity                                 $ 4,818,820       $ 3,708,105
                                                                       ======================================

See accompanying notes to unaudited interim financial statements.

                                                        1

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                   Consolidated Statements of Income
                                                              (Unaudited)

                                                        (Dollars in thousands)

                                                                  THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                     SEPTEMBER 30                       SEPTEMBER 30
                                                                2006              2005             2006              2005
                                                          ----------------------------------------------------------------------
Revenues:
   Gross premiums written                                   $      85,030     $      96,787    $     337,571     $     312,526
   Ceded premiums written                                         (18,440)           (4,456)         (53,751)          (24,281)
                                                          ----------------------------------------------------------------------
   Net premiums written                                            66,590            92,331          283,820           288,245
   Change in net unearned premiums                                 (3,852)          (37,537)         (89,775)         (118,911)
                                                          ----------------------------------------------------------------------
   Net premiums earned                                             62,738            54,794          194,045           169,334

   Net investment income                                           35,803            30,125          102,160            85,954
   Net realized (losses) gains                                         (4)               (8)             (15)              110
   Net realized and unrealized gains on credit
   derivative contracts                                             1,110               272              339               272
   Other income                                                       490               130            1,532               646
                                                          ----------------------------------------------------------------------
Total revenues                                                    100,137            85,313          298,061           256,316
                                                          ----------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                                520            20,693           (1,679)           15,016
   Underwriting expenses                                           20,879            22,133           67,776            59,777
   Policy acquisition costs deferred                               (8,736)           (8,169)         (30,243)          (25,796)
   Amortization of deferred policy acquisition costs                1,930             1,873            7,486             5,874
   Other operating expenses                                           425                 -            1,298                 -
                                                          ----------------------------------------------------------------------
Total expenses                                                     15,018            36,530           44,638            54,871
                                                          ----------------------------------------------------------------------

Income before income taxes                                         85,119            48,783          253,423           201,445
Income tax expense                                                 21,556             9,376           63,939            48,740
                                                          ----------------------------------------------------------------------
Net income                                                  $      63,563     $      39,407    $     189,484     $     152,705
                                                          ======================================================================

See accompanying notes to unaudited interim consolidated financial statements.

                                                2

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                 Consolidated Statements of Cash Flows
                                                              (Unaudited)
                                                        (Dollars in thousands)
                                                                               NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,
                                                                            2006               2005
                                                                     --------------------------------------
OPERATING ACTIVITIES
Net income                                                               $   189,484        $   152,705
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         7,486              5,874
     Policy acquisition costs deferred                                       (30,243)           (25,796)
     Depreciation of property and equipment                                      875                559
     Amortization of fixed maturity securities                                24,973             23,284
     Amortization of short-term investments                                       82                  -
     Net realized (gains) losses on investments                                   15               (110)
     Stock compensation expense                                                5,047                  -
     Change in accrued investment income, prepaid expenses and
       other assets                                                          (12,012)            (6,622)
     Change in net realized and unrealized losses (gains) on credit
       derivative contracts                                                    1,504               (272)
     Change in reinsurance recoverable on losses                               1,145              1,159
     Change in prepaid reinsurance premiums                                  (32,993)            (1,344)
     Change in unearned premiums                                             122,693            120,911
     Change in losses and loss adjustment expenses                            (7,112)             8,334
     Change in receivable from/payable to related parties                      6,993                543
     Change in ceded reinsurance balances payable and accounts
       payable and accrued expenses and other liabilities                      3,797              1,285
     Change in current federal income taxes payable                           20,751              6,394
     Change in deferred federal income taxes                                  14,083              4,091
                                                                     --------------------------------------
Net cash provided by operating activities                                    316,568            290,995
                                                                     --------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                            124,598             95,891
Purchases of fixed maturity securities                                      (418,167)          (351,501)
Purchases, sales and maturities of short-term investments, net                (1,509)           (32,722)
Receivable for securities sold                                                     -                (56)
Payable for securities purchased                                                   -              1,405
Purchases of fixed assets                                                       (317)              (758)
                                                                     --------------------------------------
Net cash used in investing activities                                       (295,395)          (287,741)
                                                                     --------------------------------------

FINANCING ACTIVITIES
Payment of dividends                                                         (10,000)                 -
Capital contribution                                                               -              8,049
                                                                     --------------------------------------
Net cash provided by financing activities                                    (10,000)             8,049
                                                                     --------------------------------------

Effect of exchange rate changes on cash                                         (743)             1,255
                                                                     --------------------------------------

Net increase (decrease) in cash and cash equivalents                          10,430             12,558
Cash and cash equivalents at beginning of period                              45,077             69,292
                                                                     --------------------------------------
Cash and cash equivalents at end of period                                    55,507        $    81,850
                                                                     ======================================

See accompanying notes to unaudited interim financial statements.

                                                3

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial  Guaranty  Insurance  Company (the "Company") is a wholly owned  subsidiary of FGIC Corporation  ("FGIC Corp.").  The Company provides financial  guaranty  insurance and other forms of credit  enhancement for public finance and structured  finance  obligations.
The Company's  financial  strength is rated "Aaa" by Moody's  Investors  Service,  Inc., "AAA" by Standard & Poor's Rating Services,  a
division of The  McGraw-Hill  Companies,  Inc., and "AAA" by Fitch Ratings,  Inc. The Company is licensed to engage to write  financial guaranty insurance in all 50 states, the District of Columbia,  the Commonwealth of Puerto Rico, the U.S. Virgin Islands,  and, through a branch,  the United  Kingdom.  In addition,  a United  Kingdom  subsidiary of the Company is authorized to write  financial  guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated  financial  statements include the accounts of the Company and the accounts of all other entities in which the Company has a controlling financial interest.  All significant intercompany balances have been eliminated.

The  accompanying  unaudited  interim  consolidated  financial  statements have been prepared in accordance with accounting  principles generally  accepted in the United  States  ("GAAP")  for interim  financial  information.  Accordingly,  they do not include all of the information  and  footnotes  required  by GAAP for  complete  financial  statements.  In the  opinion of  management,  all  adjustments
(consisting of normal recurring adjustments)  considered necessary for fair presentation have been included.  Operating results for the three- and  nine-month  periods ended  September 30, 2006 are not  necessarily  indicative of results that may be expected for the year ending December 31, 2006. These unaudited  interim  consolidated  financial  statements  should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including the accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial  statements in conformity with GAAP requires  management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                                                4

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

3. ACCOUNTING STANDARDS

REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial  Accounting  Standards  Board ("FASB")  staff is in the process of drafting a  pronouncement  to address loss  reserving, premium  recognition and deferred  acquisition costs in the financial  guaranty  industry.  Currently,  the financial guaranty industry accounts for financial  guarantee  insurance  contracts under Statement of Financial  Accounting  Standards ("SFAS") No. 60, Accounting
and Reporting by Insurance  Enterprises,  which was developed prior to the emergence of the financial guaranty industry. As it does not specifically  address financial  guaranty  contracts,  there has been diversity in the manner in which different  financial  guarantors account for these  contracts.  The purpose of the  pronouncement  would be to provide  authoritative  guidance  on the  accounting  for financial  guaranty  contracts  issued by insurance  companies that are not accounted for as derivative  contracts  under SFAS No. 133,
Accounting for Derivative  Instruments and Hedging  Activities.  When the FASB issues a final  pronouncement,  the Company,  along with other  companies in the  financial  guaranty  industry,  may be required to change  certain  aspects of accounting  for loss  reserves, premium  income and  deferred  acquisition  costs.  It is not possible to predict the impact the FASB's  pronouncement  may have on the
Company's accounting practices.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In June 2006, FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), an
interpretation of SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006, with early application encouraged if financial statements, including interim financial statements have not been issued for the period of adoption. The Company is currently evaluating the implication of FIN 48 on its financial statements.

                                                5

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

4. PREMIUM REFUNDINGS

When an obligation  insured by the Company is refunded prior to the end of the expected policy coverage period,  any remaining unearned premium is  recognized.  A refunding  occurs when an insured  obligation is called or legally  defeased  prior to the stated  maturity.
Premiums  earned  include  $5,833 and $10,210 for the three months ended  September  30, 2006 and 2005,  respectively,  and $28,598 and
$46,166 for the nine months  ended  September  30, 2006 and 2005,  respectively,  related to the  accelerated  recognition  of unearned premiums in connection with refundings.

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss  reserves  and loss  adjustment  expenses  are  regularly  reviewed  and  updated  based  on claim  payments  and the  results  of surveillance.  The Company  conducts  ongoing insured  portfolio  surveillance to identify  impaired  obligations and thereby provide a materially  complete  recognition  of losses for each  accounting  period.  The  reserves  are  necessarily  based upon  estimates  and subjective  judgments  about the outcomes of future events,  and actual results will likely differ from these  estimates.  At September
30, 2006, the Company had case reserves of $31,399,  credit watchlist  reserves of $14,954 and an unallocated  loss adjustment  expense reserve of $1,347.  At December  31,  2005,  the Company had case  reserves  of $31,981,  credit  watchlist  reserves of $21,484 and an unallocated loss adjustment expense reserve of $1,347.

Case reserves and credit  watchlist  reserves at September  30, 2006 included  $5,220 and $11,708,  respectively,  of estimated  losses related to  obligations  impacted by Hurricane  Katrina.  Case  reserves and credit  watchlist  reserves at December 31, 2005  included
$8,511 and $13,322,  respectively,  of estimated losses related to obligations  impacted by Hurricane Katrina.  Given the unprecedented nature of the events and magnitude of damage in the affected  areas related to Hurricane  Katrina,  the loss reserves were  necessarily based upon estimates and subjective  judgments about the outcomes of future events,  including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adjusted as additional  information  becomes available,  and such adjustments  may have a material  impact on future  results of operations.  However,  the Company  believes that the losses  ultimately incurred as result of Hurricane  Katrina will not have a material impact on the Company's  consolidated  financial  position.  Loss and loss  adjustment  expense  includes  expense  related to  obligations  impacted by Hurricane  Katrina of $406 and $21,833 for the three months ended  September 30, 2006 and 2005,  respectively,  and $108 and $21,833 for the nine months ended  September 30, 2006 and 2005, respectively.

                                                6

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

6. INCOME TAXES

The  Company's  federal  effective  corporate  tax rates  (24.96% and 20.09% for the three  months ended  September  30, 2006 and 2005, respectively,  and 25.04% and 24.45% for the nine months ended September 30, 2006 and 2005,  respectively)  are less than the statutory corporate tax of 35% due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. REINSURANCE

Net premiums  earned are shown net of ceded  premiums  earned of $5,705 and $6,074 for the three months  ended  September  30, 2006 and
2005, respectively, and $21,176 and $17,712 for the nine months ended September 30, 2006 and 2005, respectively.

8. VARIABLE INTEREST ENTITIES

Financial  Interpretation No. 46,  Consolidation of Variable Interest Entities ("FIN 46-R"),  provides  accounting and disclosure rules for determining  whether certain  entities should be consolidated  in the Company's  consolidated  financial  statements.  An entity is subject to FIN 46-R, and is called a variable  interest entity ("VIE"),  if it has (i) equity that is insufficient to permit the entity to finance its activities  without  additional  subordinated  financial  support or (ii) equity  investors that cannot make significant decisions  about the  entity's  operations  or that do not absorb the  majority of its  expected  losses or receive the majority of its expected  residual  returns.  A VIE must be  consolidated  by its  primary  beneficiary,  which is the party that has a majority of the
VIE's expected losses or a majority of its expected residual returns, or both.

Additionally,  FIN 46-R requires  disclosures for companies that have either a primary or significant  variable  interest in a VIE. All other  entities  not  considered  VIEs  are  evaluated  for  consolidation  under  SFAS No.  94,  Consolidation  of all  Majority-Owned
Subsidiaries.

As part of its structured  finance business,  the Company insures debt obligations or certificates  issued by special purpose entities.
During the first  quarter of 2006,  the Company  consolidated  a third party VIE as a result of  financial  guarantees  provided by the
Company on one transaction  related to the securitization of life insurance  reserves.  This third party VIE had assets of $750,000 and an equal amount of  liabilities  at  September  30,  2006,  which are shown under  "Assets - Variable  interest  entity fixed  maturity securities,  held to maturity at amortized cost" and  "Liabilities - Variable  interest entity floating rate notes,"  respectively,  on the Company's consolidated balance sheet at September 30, 2006.

                                                7

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

8. VARIABLE INTEREST ENTITIES (CONTINUED)

In addition,  accrued  investment income includes $1,113 related to the VIE's fixed income maturity  securities,  and the corresponding liability  is shown under  "Accrued  investment  expense-variable  interest  entity" on the  Company's  consolidated  balance  sheet at
September  30, 2006.  Although the third party VIE is included in the  consolidated  financial  statements,  its  creditors do not have recourse to the general assets of the Company  outside of the financial  guaranty policy provided to the VIE. The Company has evaluated its other  structured  finance  transactions  and does not  believe  any of the third party  entities  involved  in these  transactions requires consolidation or disclosure under FIN 46-R.

The Company has arranged the issuance of contingent  preferred trust  securities by a group of special  purpose  trusts.  Each Trust is solely  responsible  for its  obligations,  and has been  established for the purpose of entering into a put agreement with The Company that obligates the Trusts,  at The Company's  discretion,  to purchase  Perpetual  Preferred Stock of The Company.  The purpose of this arrangement  is to provide  capital  support to The  Company  by  allowing  it to obtain  immediate  access to new  capital at its sole discretion at any time through the exercise of the put options.  These trusts are considered VIEs under FIN 46-R. However,  the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company  provides  credit default swaps  ("CDSs") to certain buyers of credit  protection by entering into contracts that reference collateralized debt obligations from cash and synthetic  structures backed by pools of corporate,  consumer or structured finance debt.
It also offers  credit  protection  on public  finance and  structured  finance  obligations  in CDS form.  The Company  considers  CDS agreements  to be a normal  extension of its financial  guaranty  insurance  business,  although they are  considered  derivatives  for accounting  purposes.  These agreements are recorded at fair value.  The Company believes that the most meaningful  presentation of the financial  statement impact of these  derivatives is to reflect  premiums as installments  are received,  and to record losses and loss adjustment  expenses and changes in fair value as incurred.  The Company  recorded net earned premiums under these agreements of $4,681 and $12,611 for the three and nine months ended  September  30, 2006,  respectively.  The Company  recorded net earned  premiums  under these agreements of $27 for the three and nine months ended September 30, 2005.

                                                8

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

9. DERIVATIVE INSTRUMENTS (CONTINUED)

The gains or losses  recognized by recording  these  contracts at fair value are determined each quarter based on quoted market prices, if available.  If quoted market prices are not available,  the determination of fair value is based on internally  developed estimates.
For the three and nine months ended  September  30,  2006,  net realized and  unrealized  gains on credit  derivative  contracts in the consolidated  statements of income include net unrealized  gains (losses) of $1,110 and ($1,504),  respectively,  related to changes in fair value. Net realized and unrealized  gains on credit  derivative  contracts in the  consolidated  statements of income also include realized  gains of $0 and $1,843 for the three and nine months ended  September 30, 2006,  respectively.  For the three and nine months ended September 30, 2005, net realized and unrealized gains on credit  derivative  contracts in the  consolidated  statements of income include net unrealized gains of $272 related to changes in fair value.

The  mark-to-market  gain and (loss) on the CDS  portfolio  was $169 and ($1,840) at September 30, 2006 and $545 and ($712) at December
31, 2005 and were recorded in other assets and in other liabilities, respectively.

10. STOCK COMPENSATION PLAN

Employees of the Company may receive  stock-based  compensation  under a FGIC Corp.  stock incentive plan that provides for stock-based compensation,  including stock options,  restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed  number of shares  with an  exercise  price  equal to or  greater  than the fair  value of the shares at the date of the grant.
Restricted  stock awards and  restricted  stock units are valued at the fair value of the stock on the grant date.  Prior to January 1,
2006, FGIC Corp. and the Company  accounted for those plans under the  recognition  and  measurement  provisions of APB Opinion No. 25,
Accounting  for Stock Issued to  Employees,  and related  interpretations,  as permitted by SFAS No. 123,  Accounting  for  Stock-Based
Compensation.  No stock-based  employee  compensation  cost related to stock options was allocated to the Company by FGIC Corp. for the six-month  period ended June 30, 2005, as all options  granted through that date had an exercise price equal to the market value of the underlying  common  stock on the date of grant.  For grants of  restricted  stock and  restricted  stock units to the  employees of the
Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

                                                9

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

Effective  January 1, 2006, FGIC Corp. and the Company adopted the fair value  recognition  provisions of SFAS No. 123(R),  Share-Based
Payment,  using the  modified-prospective-transition  method.  Under that method,  compensation  cost  allocated to the Company for the three- and six-month  periods ended June 30, 2006 included  compensation  cost for all share-based  payments  granted prior to, but not yet vested as of, January 1, 2006,  based on the grant date fair value  estimated in accordance  with SFAS No.  123(R).  FGIC Corp. and the Company  estimated the fair value for all stock options at the date of grant using the  Black-Scholes-Merton  option pricing model.
Results for prior periods have not been restated.

As a result of adopting  SFAS No. 123(R)  effective  January 1, 2006,  the Company's  income before income taxes and net income for the three- and nine-month periods ended September 30, 2006 was impacted as follows:

                                                                  THREE MONTHS ENDED  NINE MONTHS ENDED
                                                                     SEPTEMBER 30,      SEPTEMBER 30,
                                                                          2006                2006
                        Income before income taxes                    $    (1,566)        $    (4,457)

                           Income tax benefit                                 547               1,559
                                                                  --------------------------------------

                       Net income                                     $    (1,019)        $    (2,898)
                                                                  ======================================

The following table illustrates the effect on net income if the Company had applied the fair value  recognition  provisions of SFAS No.
123(R) to stock options  granted  during the three- and  nine-month  periods ended  September 30, 2005.  For purposes of this pro forma disclosure, the value of the stock options is amortized to expense over the stock options' vesting periods.

                                                             THREE MONTHS ENDED  NINE MONTHS ENDED
                                                                 SEPTEMBER 30,      SEPTEMBER 30,
                                                                     2005                  2005
Net income, as reported                                         $       35,357      $    140,839

    Stock option compensation expense determined under fair
    value-based method, net of related tax effects                       (566)           (1,595)
                                                             --------------------------------------
                                                             --------------------------------------

Pro forma net income                                            $       34,791      $    139,244
                                                             ======================================

                                                10

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

A summary of option activity for the nine-month period ended September 30, 2006 is as follows:

                                                                         WEIGHTED AVERAGE
                                                     NUMBER OF SHARES
                                                        SUBJECT TO      EXERCISE PRICE PER
                                                         OPTIONS               SHARE
                                                    ------------------- --------------------

          Balance at December 31, 2005:                       139,422        $      804
              Granted                                          38,113               850
              Exercised                                             -                 -
              Forfeited                                        (6,116)              776
              Expired                                               -                 -
                                                    ------------------- --------------------
          Balance at September 30, 2006:                      171,419       $       815
                                                    =================== ====================
           Shares  subject to  options  exercisable                         $       819
             at:
          September 30, 2006                                   49,204
          December 31, 2005                                    42,630       $       840

Exercise  prices for the stock options  outstanding  at September 30, 2006 range from $600 to $1,080 per share.  At September 30, 2006, the weighted average remaining  contractual life of the outstanding  options was approximately  seven years. Stock options granted from
January 1, 2006  through  September  30, 2006 vest  ratably  over four years and expire  seven years from the date of grant.  All stock options granted prior to December 31, 2005 vest ratably over five years and expire ten years from the date of grant.

The weighted per share fair value of the stock  options  granted  during the nine months ended  September 30, 2006 and 2005 was $238.00 and  $211.94,  respectively,  estimated  at the date of grant,  using the  Black-Scholes-Merton  option  valuation  model  based on the following assumptions:

                                                NINE MONTHS     NINE MONTHS ENDED
                                              ENDED SEPTEMBER     SEPTEMBER 30,
                                                 30, 2006              2005
                                             ------------------ -------------------

             Expected life                         4 YEARS            5 Years
             Risk-free interest rate                 4.46%             3.691%
             Volatility factor                       25.0%              25.0%
             Dividend yield                              -                  -

                                                11

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

The total fair value of stock options  granted during the nine months ended  September 30, 2006 and 2005 was  approximately  $9,071 and
$5,733, respectively.

As of September 30, 2006, there was $7,154 of total unrecognized  compensation  costs related to unvested stock options granted.  These costs are expected to be recognized over a weighted average period of 3.58 years.

Restricted Stock Units

The Company  recorded $239 in  compensation  expense related to the grant of restricted  stock units for the  three-month  period ended
September 30, 2006 and no expense for the  three-month  period ended  September 30, 2005, and $639 and $45 for the  nine-month  periods ended September 30, 2006 and 2005, respectively.

A summary of restricted stock units is as follows:

                                                                                    WEIGHTED
                                                                                  AVERAGE GRANT
                                                                   SHARES        DATE FAIR VALUE
                                                               ----------------- ------------------
                          Balance at December 31, 2005:               237         $         617
                              Granted                              3,275                    850
                              Delivered                            (237)                    617
                              Forfeited                            (213)                    850
                                                              ----------------- ------------------
                          Balance at September 30, 2006:           3,062          $         850
                                                              ================= ==================

As of  September  30, 2006 there was $1,691 of total  unrecognized  compensation  costs  related to unvested  restricted  stock  awards granted.  These costs are expected to be recognized monthly through January 31, 2009.

                                                12

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

11. COMPREHENSIVE INCOME

Accumulated  other  comprehensive  loss of the Company consists of net unrealized  gains (losses) on investment  securities and foreign currency  translation  adjustments.  The  components of total  comprehensive  income (loss) for the three- and six-month  periods ended
September 30, 2006 and 2005 were as follows:

                                                THREE MONTHS ENDED
                                                   SEPTEMBER 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $    63,563         $    39,407
Other comprehensive gain (loss)
   income                                       55,555             (30,529)
                                        -------------------- ---------------
Total comprehensive income                 $   119,118          $    8,878
                                        ==================== ===============

                                                 NINE MONTHS ENDED
                                                   SEPTEMBER 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $   189,484         $   152,705
Other comprehensive gain (loss)                 16,741             (23,548)
                                        -------------------- ---------------
Total comprehensive income                 $   206,225          $   129,157
                                        ==================== ===============

The components of other comprehensive loss for the three- and six-month periods ended September 30, 2006 and 2005 were as follows:

                                                               THREE MONTHS ENDED SEPTEMBER 30, 2006
                                                        ----------------- ---------------- ------------------
                                                             BEFORE
                                                              TAX                             NET OF TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding gains arising during the period      $        83,621      $   (29,267)  $        54,354
Less reclassification adjustment for losses realized
   in net income                                                      4               (2)                2
                                                        ----------------- ---------------- ------------------
Unrealized gains investments                                     83,625          (29,269)           54,356
Foreign currency translation adjustment                           1,847             (648)            1,199
                                                        ----------------- ---------------- ------------------
Total other comprehensive gain                            $      85,472      $   (29,917)   $       55,555
                                                        ================= ================ ==================

                                                13

                                         Financial Guaranty Insurance Company and Subsidiaries

                                              Notes to Consolidated Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

11. COMPREHENSIVE INCOME (CONTINUED)

                                                                Three months ended September 30, 2005
                                                        -------------------------------------------------------
                                                             Before-              Tax            Net of Tax
                                                            Tax Amount                             Amount
                                                        ------------------- ----------------- -----------------
 Unrealized holding losses arising during the period    $       (43,713)    $        15,299   $       (28,414)
 Less reclassification adjustment for losses realized
    in net income                                                     8                  (3)                5
                                                        ------------------- ----------------- -----------------
 Unrealized losses on investments                               (43,705)             15,296           (28,409)
 Foreign currency translation adjustment                         (3,263)              1,143            (2,120)
                                                        ------------------- ----------------- -----------------
 Total other comprehensive loss                         $       (46,968)    $        16,439   $       (30,529)
                                                        =================== ================= =================

                                                                NINE MONTHS ENDED SEPTEMBER 30, 2006
                                                        -----------------------------------------------------
                                                             BEFORE
                                                              TAX                             NET OF TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding gains arising during the period      $        18,718       $    (6,551)     $    12,167
Less reclassification adjustment for losses realized
   in net income                                                     15                (6)               9
                                                        ----------------- ---------------- ------------------
Unrealized gains on investments                                  18,733            (6,557)          12,176
Foreign currency translation adjustment                           7,025            (2,460)           4,565
                                                        ----------------- ---------------- ------------------
Total other comprehensive gain                            $      25,758            (9,017)     $    16,741
                                                        ================= ================ ==================

                                                                  Nine months ended September 30, 2005
                                                         --------------------------------------------------------
                                                              Before-               Tax            Net of Tax
                                                             Tax Amount                              Amount
                                                         ------------------- ------------------ -----------------

Unrealized holding losses arising during the period      $       (27,881)    $         9,759    $       (18,122)
Less reclassification adjustment for gains realized
   in net income                                                    (110)                 38                (72)
                                                         ------------------- ------------------ -----------------
Unrealized losses on investments                                 (27,991)              9,797            (18,194)
Foreign currency translation adjustment                           (8,237)              2,883             (5,354)
                                                         ------------------- ------------------ -----------------
Total other comprehensive loss                           $       (36,228)    $        12,680    $       (23,548)
                                                         =================== ================== =================

12.  DIVIDEND

During the nine-month  period ended  September 30, 2006, the Company  declared and paid a dividend on its common stock in the aggregate amount  of  $10,000.  The  dividend  was  paid on July 5,  2006 to FGIC  Corp.,  the  Company's  sole  stockholder.  The  dividend  was permissible under and computed in accordance with New York State law.

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